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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) of the
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 11, 2003

INTERACTIVECORP
(Exact name of Registrant as specified in charter)

Delaware	0-20570	59-2712887
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
152 West 57th Street, New York, NY		10019
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:
 (212) 314-7300

ITEM 9. REGULATION FD DISCLOSURE

        On November 11, 2003, the Registrant held its IAC Investor Day 2003. A copy of the Registrant's financial presentations and reconciliations, appearing in Exhibits 99.1, 99.2 and 99.3 hereto, are being furnished pursuant to Regulation FD.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INTERACTIVECORP
	By:	/s/ DARA KHOSROWSHAHI
		Name:	Dara Khosrowshahi
		Title:	Executive Vice President and Chief Financial Officer
Date: November 11, 2003

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Financial Presentation dated November 11, 2003.
99.2	Financial Presentation dated November 11, 2003.
99.3	Appendix: Reconciliation.

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  ITEM 9. REGULATION FD DISCLOSURE
SIGNATURES
EXHIBIT INDEX